UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2022

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2022, the Board of Directors (the “Board”) of Wheels Up Experience Inc. (the “Company”) approved an amendment and restatement (the “Amendment”) of the Company’s By-Laws (as amended and restated, the “By-Laws”) that became effective immediately upon approval by the Board. The Amendment reflects the following changes:

•	Section 2.5(a) of the By-Laws has been amended to eliminate the requirement to make a stockholder list available for examination at meetings of stockholders, as provided for by recent amendments to the General Corporation Law of the State of Delaware.

•	Section 2.8 of the By-Laws has been amended to clarify that the chairperson of any meeting of stockholders may convene and (for any reason or no reason) to recess or adjourn such meeting.

•	Section 3.4 of the By-Laws has been amended, and a new Section 3.5 has been added, to enhance certain procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including by (i) requiring that nominating stockholders, any Proposing Person (as defined in the By-Laws) and director nominees provide additional background information and disclosures and make certain representations and agreements in writing to the Company, and (ii) specifying certain procedural requirements with which nominating stockholders desiring to utilize the “universal proxy rules” in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, must comply.

•	Section 4.4 of the By-Laws has been amended to clarify that the Board may adjourn any meeting of the Board to another time and place, subject to applicable notice requirements.

In addition to the provisions described above, the Amendment also includes certain clarifying, ministerial and conforming changes to the By-Laws. The foregoing description of the provisions of the Amendment and the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Wheels Up Experience Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: December 16, 2022	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer